                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):         December 8, 2000
                                                          ------------------

                          TRANSKARYOTIC THERAPIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-21481                                         04-3027191
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                            02139
-------------------------------------------                          ----------
  (Address of Principal Executive Offices)                           (Zip Code)


                                 (617) 349-0200
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

         On December 8, 2000, Transkaryotic Therapies, Inc. ("TKT") announced that it had reacquired worldwide commercial rights to GA-II, a second Gene-Activated(R) protein in development, from Aventis Pharma, the pharmaceutical company of Aventis S.A..

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2000                     REGISTRANT

                                            TRANSKARYOTIC THERAPIES, INC.


                                            By: /s/ Daniel E. Geffken
                                                -------------------------------
                                                Daniel E. Geffken
                                                Vice President, Finance and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION
--------------                                       -----------

99.1                                                 Press Release